AbCellera Receives Authorization from Health Canada to Initiate the Phase 1 Clinical Trial of ABCL635 for Vasomotor Symptoms Due to Menopause AbCellera anticipates starting the Phase 1 clinical trial for ABCL635 in Q3 2025 VANCOUVER, British Columbia– AbCellera (Nasdaq: ABCL) today announced it has received a No Objection Letter (NOL) from Health Canada authorizing its Clinical Trial Application (CTA) for ABCL635, an investigational antibody antagonist targeting neurokinin 3 receptor (NK3R) that is being developed for the non-hormonal treatment of moderate-to-severe vasomotor symptoms (VMS), commonly known as hot flashes, associated with menopause. “Vasomotor symptoms of menopause affect millions of women, with significant impacts on their well-being, and their personal and professional lives,” said Natalya Nazarenko, MD, Executive Medical Director at AbCellera. “We are excited to advance ABCL635 into a Phase 1 trial and explore it as a potential non-hormonal, long-acting treatment option to address these highly disruptive symptoms.” The Phase 1 study is anticipated to begin in Q3 of 2025 and will evaluate ABCL635's safety, pharmacokinetics, and pharmacodynamics in healthy participants and postmenopausal women with moderate-to-severe VMS. About ABCL635 ABCL635 is a potential first-in-class antibody medicine for the non-hormonal treatment of moderate-to-severe vasomotor symptoms (VMS), commonly known as hot flashes, associated with menopause. ABCL635 specifically targets NK3R, a clinically validated G-coupled protein receptor (GPCR) expressed on kisspetin, neurokinin, and dynorphin (KNDy) neurons in the infundibular nucleus of the hypothalamus. ABCL635 is the first program from AbCellera’s GPCR and ion channel platform to advance into the pipeline. A Phase 1 clinical trial is anticipated to begin in Q3 of 2025. About AbCellera Biologics Inc. AbCellera (Nasdaq: ABCL) discovers and develops antibody medicines for indications across therapeutic areas, including cancer, metabolic and endocrine conditions, and autoimmune disorders. AbCellera’s platform integrates technology, data science, infrastructure, and interdisciplinary teams to solve the most challenging antibody discovery problems. AbCellera is focused on advancing an internal pipeline of first-in-class and best-in-class programs and collaborating on innovative drug development programs with partners. For more information, please visit www.abcellera.com. AbCellera Forward-Looking Statements This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The

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